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                                                                   EXHIBIT 10.18

                     AMENDMENT NO. 1 TO SEGUE SOFTWARE, INC.
                         1998 EMPLOYEE STOCK OPTION PLAN


         This AMENDMENT NO. 1 TO SEGUE SOFTWARE, INC. 1998 EMPLOYEE STOCK OPTION PLAN (the "Amendment"), is made as of December 17, 1999. Capitalized terms used herein and not otherwise defined shall have the meaning provided in the Plan, as hereinafter defined. Reference is made to the Segue Software, Inc. 1998 Employee Stock Option Plan (the "Plan"), adopted by the board of directors of Segue Software, Inc. (the "Company") as of November 23, 1998.


         Section 1.  Amendment.  The Plan is amended as set forth below:

         (a) The following language in Section 3 of the Plan is deleted in its entirety:

                           "1,000,000"

                  and is replaced in its entirety by the following:

                           "one million two hundred fifty thousand (1,250,000)"

         Except as expressly amended hereby, the Plan remains in full force and effect in accordance with its terms.

         Section 2. Governing Law. This Amendment shall be construed under and governed by the internal laws of the Commonwealth of Massachusetts.


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